UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 10, 2005

Kirkland's, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Tennessee	000-49885	621287151
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

805 North Parkway, Jackson, Tennessee		38305
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	731-668-2444

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective August 10, 2005, John Oswald resigned from the Board of Directors of Kirkland’s, Inc (the "Company"). At a meeting of the Board of Directors of Company held on August 16, 2005, Jack Lewis was elected to the Board of Directors of the Company.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 16, 2005, The Board of Directors of Kirkland's, Inc. (the "Company") unanimously approved the Amended and Restated Bylaws of the Company, which became effective on August 16, 2005, for the purpose of permitting notice of meetings of the Board of Directors or Board Committees to be given in any manner permitted by law. Article III, Section 5 and Article IV, Section 6 of the Amended and Restated Bylaws contain the applicable amended and restated provisions.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kirkland's, Inc.

August 16, 2005	By:	Jack E. Lewis

Name: Jack E. Lewis
Title: President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

3.2	Amended and Restated Bylaws of Kirkland's, Inc.